Summary Prospectus – May 1, 2023
JNL/Neuberger Berman Strategic Income Fund
Class A
Class I
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated May 1, 2023, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is to seek high current income with a secondary objective of long-term capital appreciation.
Expenses.  This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.95%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.65%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
JNL/Neuberger Berman Strategic Income Fund Class A
1 year	3 years	5 years	10 years
$97	$303	$525	$1,166

JNL/Neuberger Berman Strategic Income Fund Class I
1 year	3 years	5 years	10 years
$66	$208	$362	$810

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.
Period
1/1/2022 - 12/31/2022	55%

Principal Investment Strategies. To pursue its investment objective, the Fund invests primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans. Securities in which the Fund may invest may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest at the time of issuance.
While the Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (“high yield bonds,” commonly called “junk bonds”) and unrated securities, under normal market conditions the Fund seeks to maintain a portfolio with an average credit quality of investment grade. The Fund may invest without limit in below investment grade securities. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are deemed by Neuberger Berman Investment Advisers LLC, the Fund's sub-adviser ("Sub-Adviser") to be of comparable quality. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.
The Fund may also invest without limit in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers. These derivative instruments may include, but are not limited to, futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.
The Fund may also invest without limit in foreign securities, but normally will not invest more than 50% of its total assets at the time of investment in obligations of issuers in emerging market countries. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as a High Income Organization for Economic Cooperation and Development (OECD) member country by the World Bank.
Additionally, the Fund may invest in convertible securities and preferred securities. The Fund may also engage in when-issued and delayed delivery transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued at a later date. The Fund may also hold short-term securities including cash, cash equivalents and other debt obligations.
The Fund may invest in debt securities of any maturity and while the Fund does not have a target average duration, under normal market conditions the Sub-Adviser anticipates that the Fund’s average duration will be between two and eight years.
In an effort to achieve its investment objective, the Fund may engage in active and frequent trading.
The Fund has the ability to invest in other investment companies, such as exchange-traded funds, money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:
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Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

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Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate ("SOFR") or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest.  However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans. Certain loans may be classified as “illiquid” securities.  Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

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Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

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Currency transaction risk – Non-U.S. currency forward contracts, options, swaps, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts may not be guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the Fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the Fund. Neither the U.S. Commodity Futures Trading Commission nor the U.S. banking authorities regulate forward currency transactions through banks. In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.

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Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

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Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

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Distressed securities risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

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Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

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Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks:  (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

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Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall.  Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

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Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

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Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

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Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

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Investment in other investment companies risk – As with other investments, investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

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Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

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Managed portfolio risk – As an actively managed portfolio, the Fund's portfolio manager(s) make decisions to buy and sell holdings in the Fund's portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Adviser of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

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Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit increased volatility.  When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

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Portfolio turnover risk – Frequent changes in the securities held by the Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

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Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

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Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

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Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations.  It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

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Sovereign debt risk – Investments issued by a governmental entity are subject to the risk that the governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due to, among other things, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay its debt, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt may be collected.

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Structured investments risk – A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. A Fund will typically use structured investments to gain exposure to a particular underlying security, currency, commodity or market when direct access to the security, currency, commodity, or market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including, but not limited to, issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund's illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

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TIPS and inflation-linked bonds risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation.  As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities.

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U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to receive support from the U.S. Treasury.

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When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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LIBOR replacement risk – The Fund’s payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may be tied to floating rates, including the London Interbank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and will cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate ("SOFR") for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR), and the Alternative Reference Rates Committee formally recommended CME Group’s term SOFR for certain products. In December 2022, the Federal Reserve Board adopted a final rule that implements the Adjustable Interest Rate (LIBOR) Act identifying SOFR-based rates as replacement rates to LIBOR in certain financial contracts that do not have clear or practicable provisions for replacing LIBOR after June 30, 2023. While various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on the Fund. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments prior to the transition to a new benchmark. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
Annual Total Returns as of December 31

Class A
Best Quarter (ended 6/30/2020): 10.34%; Worst Quarter (ended 3/31/2020): -9.94%

Annual Total Returns as of December 31

Class I
Best Quarter (ended 6/30/2020): 10.45%; Worst Quarter (ended 3/31/2020): -9.86%

Average Annual Total Returns as of 12/31/2022
	1 year	5 year	10 year
JNL/Neuberger Berman Strategic Income Fund (Class A)	-10.82%	0.87%	2.02%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.06%

Average Annual Total Returns as of 12/31/2022
	1 year	5 year	10 year
JNL/Neuberger Berman Strategic Income Fund (Class I)	-10.59%	1.18%	2.30%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.06%

Portfolio Management.
Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)
Sub-Adviser:
Neuberger Berman Investment Advisers LLC ("NBIA")
Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Thanos Bardas	April 2012	Managing Director, NBIA
David M. Brown	April 2012	Managing Director, NBIA
Ashok Bhatia	December 2017	Managing Director, NBIA
Bradley C. Tank	April 2012	Managing Director, NBIA

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.
This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.
Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.